UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2006

Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

116 Inverness Drive East, Suite 265, Englewood, CO 80111

(Address of principal executive offices)

(303) 566-6500

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 14, 2006, HyperSpace Communications, Inc. (“HyperSpace”) received a Notice from the American Stock Exchange (“AMEX”) that it has failed to satisfy a continued listing rule. Specifically, the notice from AMEX states that HyperSpace is not in compliance with Section 1003(a)(iv) of the AMEX Company Guide in that it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the company will be able to continue operations and/or meet its obligations as they mature. The notice is based on a review by AMEX of HyperSpace’s Form 10-KSB for the year ended December 31, 2005, which included an audit opinion containing a going concern qualification.

The AMEX notice requires that by April 26, 2006, HyperSpace must submit a plan advising the Exchange of action it has taken, or will take, that would bring the company into compliance with the listing standards by June 30, 2006. The plan is required to include specific milestones, quarterly financial projections, and details related to any strategic initiatives that HyperSpace plans to complete. The Listings Qualifications Department will evaluate the plan and make a determination as to whether the company has made a reasonable demonstration of an ability to regain compliance with the continued listing standards within specified timeframes, in which case the plan will be accepted. If the plan is accepted, the company may be able to continue listing during the plan period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. HyperSpace is in process of preparation of the plan and will timely submit it to AMEX by April 26, 2006. If HyperSpace does not submit a plan, or if the plan is not accepted, it will be subject to delisting procedures.

This Form 8-K contains forward-looking statements regarding preparation of a plan for submission to AMEX on or before April 26, 2006. There can be no assurance that the AMEX will accept the plan to be submitted by HyperSpace, that HyperSpace will make progress consistent with the plan, or that HyperSpace will be able to continue its listing on AMEX.

Item 8.01.	Other Events.

On April 20, 2006, HyperSpace issued a press release concerning the AMEX notice described in Item 3.01 above. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release issued by HyperSpace Communications, Inc. dated April 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.

Dated: April 20, 2006	By:	/s/ Mark A. Pougnet
Mark A. Pougnet Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by HyperSpace Communications, Inc. dated April 20, 2006.